Exhibit 10.36

EXECUTION COPY

FIRST AMENDMENT dated as of November 30, 2005 (this “Amendment”), to the FIVE-YEAR CREDIT AGREEMENT dated as of July 7, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICAN STANDARD COMPANIES INC. (“Holdings”); AMERICAN STANDARD INC. (the “Company”); AMERICAN STANDARD INTERNATIONAL INC. “ASII”); the Borrowing Subsidiaries (as defined therein); the Lenders (as defined therein); JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Issuing Bank and Swingline Lender; J.P. MORGAN EUROPE LIMITED, as London Agent and Belgian Agent; JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, BANK OF AMERICA, N.A., as Syndication Agent, ABN AMRO BANK N.V., CITICORP USA, INC. and MIZUHO CORPORATE BANK, LTD. as Documentation Agents, and LLOYDS TSB BANK PLC as Co-Documentation Agent.

A. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Company has requested that the Belgian Tranche Lenders amend the Credit Agreement as set forth herein.

C. Belgian Tranche Lenders having Belgian Tranche Revolving Credit Exposures and unused Belgian Tranche Commitments representing more than 50% of the sum of the total Belgian Tranche Revolving Credit Exposures and unused Belgian Tranche Commitments are willing to effect such amendment on the terms and subject to the conditions of this Amendment.

D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined in Section 3), Article X of the Credit Agreement is amended by inserting new Section 10.17, which shall read as follows:

“SECTION 10. 17. Interest Act (Canada). With respect to Belgian Tranche Revolving Loans, for the purpose of complying with the Interest Act (Canada), it is expressly stated that:

(a) where interest is calculated pursuant hereto at a rate based on a 360 day or a 365 day period, the yearly rate or percentage of interest to which such rate is equivalent is such rate multiplied by a fraction the numerator of which is the actual number of days in the relevant year of calculation (365 or 366, as the case may be) and the denominator of which is 360 or 365, as the case may be; and

(b) the rates of interest, the Applicable Rate, the Margin and other rates specified in this Agreement are nominal rates and not effective rates or yields, and the parties hereto acknowledge that there is a material distinction between the nominal and effective rates of interest, that they are capable of making the calculations necessary to compare such rates and that the principle of deemed reinvestment of interest shall not apply to any calculations of interest hereunder.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings represents and warranties to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date:

(a) The representations and warranties set forth in Article III of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

(b) No Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Administrative Agent, (ii) Holdings, (iii) the Company, (iv) ASII and (v) Belgian Tranche Lenders having Belgian Tranche Revolving Credit Exposures and unused Belgian Tranche Commitments representing more than 50% of the sum of the total Belgian Tranche Revolving Credit Exposures and unused Belgian Tranche Commitments.

(b) The Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of Holdings to the effect that the representations and warranties set forth in Section 2 hereof are true and correct on and as of the Amendment Effective Date.

The Administrative Agent shall notify Holdings, the Company, ASII and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative

Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or any other Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement” “hereunder” “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any Credit Document, shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 5. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, as of the date and year first above written.

AMERICAN STANDARD COMPANES INC.,

by

/s/ R. Scott Massengill
Name:	R. Scott Massengill
Title:	Vice President and Treasurer

AMERICAN STANDARD INC.,

by

/s/ R. Scott Massengill
Name:	R. Scott Massengill
Title:	Vice President & Treasurer

AMERICAN STANDARD INTERNATIONAL INC.,

by

/s/ R. Scott Massengill
Name:	R. Scott Massengill
Title:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A.,
Individually and as Administrative Agent, by

by

Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

AMERICAN STANDARD COMPANIES INC.,

by

Name:
Title:	AMERICAN STANDARD INC.,

by

Name:
Title:

AMERICAN STANDARD INTERNATIONAL INC.,

by

Name:
Title:

JPMORGAN CHASE BANK, N.A.,
Individually and as Administrative Agent,

by

/s/ Randolph Cates
Name:	RANDOLPH CATES
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO TIIE

AMERICAN STANDARD COMPANIES INC. CREDIT AGREEMENT

DATED AS OF JULY 7, 2005

To approve First Amendment to the

American Standard Companies Inc.

Credit Agreement dates as of

July 7, 2005:

BANK OF AMERICA, N.A.

/s/ John Walkiewicz
Name:	John Walkiewicz
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE

AMERICAN STANDARD COMPANIES INC. CREDIT AGREEMENT

DATED AS OF JULY 7, 2005

To approve First Amendment to the

American Standard Companies Inc.

Credit Agreement dates as of

July 7, 2005:

Name of Institution:

CITICORP USA

By:	/s/ Sandy Salgado
Name:	Sandy Salgado
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE

AMERICAN STANDARD COMPANIES INC. CREDIT AGREEMENT

DATED AS OF JULY 7, 2005

To approve First Amendment to the

American Standard Companies Inc.

Credit Agreement dates as of

July 7, 2005:

ABN AMRO Bank N.V.

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Director

By:	/s/ Eric Oppenheimer
Name:	Ruth E. Molina
Title:	Associate

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE

AMERICAN STANDARD COMPANIES INC. CREDIT AGREEMENT

DATED AS OF JULY 7, 2005

To approve First Amendment to the

American Standard Companies Inc.

Credit Agreement dates as of

July 7, 2005:

Name of Institution:	BAYERISCHE HYPO- UND VEREINSBANK AG,
NEW YORK BRANCH

By:	/s/ Marianne Weinzinger		By:	/s/ Patricia Grieve
	Name:	Marianne Weinzinger		Name:	Patricia Grieve
	Title:	Director		Title:	Director